SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Event [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Subsequent to year-end, the company, together with its institutional partners, agreed to acquire a diversified operating and development platform in the U.S. with 3.9 GW of operating and under construction renewable power and storage assets and an over 30 GW development pipeline for equity consideration of approximately $950 million (expected $238 million net to the company). The terms of the transaction imply an enterprise value for the portfolio of $1,735 million. The closing of this transaction is expected to occur in the first half of 2025 and is subject to customary closing conditions.